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 INVESTMENT MANAGEMENT
 We invented the mutual fund(RegTM)]

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MFS[RegTM] VARIABLE INSURANCE TRUST(SM)
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MAY 1, 2000

                                                                      Prospectus
                                                                   Initial Class

 MFS[RegTM] LIMITED MATURITY SERIES

--------------------------------------------------------------------------------

This Prospectus describes one series of the MFS Variable Insurance Trust (referred to as the trust):

1. MFS Limited Maturity Series seeks mainly to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily to protect shareholders' capital (referred to as the Limited Maturity Series). Shares of this series are not available for purchase by variable annuity or variable life contract holders whose contracts take effect on or after May 1, 1999.

The Securities and Exchange Commission has not approved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

-----------------
TABLE OF CONTENTS
-----------------

                                                                     Page

I     Expense Summary ............................................   (1)

II    Risk Return Summary ........................................   (2)

      1. Limited Maturity Series .................................   (2)

III   Certain Investment Strategies and Risks ....................   (5)

IV    Management of the Series ...................................   (5)

V     Description of Shares ......................................   (6)

VI    Other Information ..........................................   (6)

VII   Financial Highlights .......................................   (7)

      Appendix A -- Investment Techniques and Practices ..........   (A-1)

     The trust offers shares of its 16 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One of these is described below.

--------------------
I    EXPENSE SUMMARY
--------------------

(>)  Expense Table

     This table describes the expense that you may pay when you hold initial class shares of the series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                            Limited
                                                           Maturity
                                                            Series
                                                      ------------------
     Management Fee .................................        0.55%
     Other Expenses(1) ..............................        1.93%
                                                            -----
     Total Annual Series Operating Expenses .........        2.48%
       Expense Reimbursement .........................      (1.48)%(2)
                                                            -----
       Net Expenses(1) ...............................       1.00%

     ---------
     (1) MFS has contractually agreed, subject to reimbursement, to bear expenses for this series such that the series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.45% of the average daily net assets of the Limited Maturity Series during the current fiscal year. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

(>)  Example of Expenses--Initial Class

     These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

         The examples assume that:

         o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

         o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

         o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                Period
                             ---------------------------------------------
     Series                        1 Year   3 Years   5 Years   10 Years
     ---------------------------------------------------------------------
     Limited Maturity Series        $102      $631     $1,187    $2,704

------------------------
II   RISK RETURN SUMMARY
------------------------

     1: Limited Maturity Series
     ...........................................................................

              Please note: Shares of this series are not available
           for purchase by variable annuity or variable life contract holders whose contracts take effect on or after May 1, 1999.

(>)  Investment Objective

     The series' main investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. Its secondary objective is to protect shareholders' capital. The series' objectives may be changed without shareholder approval.

(>)  Principal Investment Policies

     The series invests, under normal market conditions, at least 65% of its total assets in fixed income securities with "limited" maturities (generally securities with remaining maturities of 5 years or less). These securities may include:

     o corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities,

     o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables, and

     o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities (including mortgage-backed securities).

     Fixed income securities with limited maturities may include:

     o    securities with remaining maturities of 5 years or less,

     o securities with estimated remaining average lives of 5 years or less, and

     o securities with a "duration" of 5 years or less (the series determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

     The series only purchases investment grade bonds, which are bonds rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality. The series' investments in securities of foreign issuers are U.S. dollar denominated.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

(>)  Principal Risks of an Investment

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     o Maturity Risk: Fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     o Foreign Securities Risk: Investing in securities of foreign issuers involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          > Foreign markets may be less liquid and more volatile than U.S. markets.

     o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     o Mortgage and Asset-Backed Securities:

          >    Maturity Risk:

           [dag] Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                    + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                    + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

           [dag] Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

           [dag] Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

          > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>)  Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

     Bar Chart

     The bar chart shows changes in the annual total returns of the series' initial class for each calendar year since they were first offered, assuming the reinvestment of distributions.

                [Begin Bar Chart]

                1997     6.08%
                1998     5.42%
                1999     2.26%

                [End Bar Chart]

          During the period shown in the bar chart, the highest quarterly return was 2.39% (for the calendar quarter ended June 30, 1997) and the lowest quarterly return was 0.20% (for the calendar quarter ended March 31, 1997).

     Performance Table

     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and various other market indicators and assumes the reinvestment of distributions.

     Average Annual Total Returns as of December 31, 1999
     ...........................................................................

                                                                     1 Year         Life*
     Limited Maturity Series--Initial Class                           2.26%         4.84%
     Lehman Brothers 1-3 Year Government/Corporate Bond Index#**      2.38%         5.27%
     Average short-term investment grade debt#                        3.16%         5.86%

     ---------
     * Series performance figures are for the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 1999. Index and Lipper average returns are from August 1, 1996.
     #  Source: Lipper Inc.
     ** The Lehman Brothers 1-3 Year Government/Corporate Bond Index is a broad-based total return index consisting of all U.S. government agency, Treasury, and investment-grade corporate debt securities with maturities of one to three years.

(>)  Portfolio Manager

     James J. Calmas, a Vice President of the Adviser, has been the series' portfolio manager since January 1, 1998, and has been employed in the investment management area of the Adviser since 1988.

---------------------------------------------
III  CERTAIN INVESTMENT STRATEGIES AND RISKS
---------------------------------------------

(>)  Further Information on Investment Strategies and Risks

     The series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

(>)  Temporary Defensive Policies

     The series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

(>)  Active or Frequent Trading

     The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

----------------------------
IV  MANAGEMENT OF THE SERIES
----------------------------

(>)  Investment Adviser

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $136.7 billion as of December 31, 1999. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

     MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

(>)  Administrator

     MFS provides the series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the series for a portion of the costs it incurs in providing these services.

(>)  Distributor

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

(>)  Shareholder Servicing Agent

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the series, for which it receives compensation from the series.

------------------------
V  DESCRIPTION OF SHARES
------------------------

     The trust offers two classes of shares--initial class shares and service class shares. Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

---------------------
VI  OTHER INFORMATION
---------------------

(>)  Pricing of Series' Shares

     The price of each series' shares is based on its net asset value. The net asset value of the series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by a series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

(>)  Distributions

     The series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

(>)  Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. The series of the Trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which the series has done in the past and which the series intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, the series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract to understand the federal tax treatment of your investment.

(>)  Right to Reject or Restrict Purchase and Exchange Orders

     Purchases and exchanges should be made for investment purposes only. The series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

(>)  Excessive Trading Practices

     The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

(>)  In-kind distributions

     The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The series do not expect to make in-kind distributions.

(>)  Unique Nature of Series

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

(>)  Potential Conflicts

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

-------------------------
VII  FINANCIAL HIGHLIGHTS
-------------------------

     The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

     1. Limited Maturity Series--Initial Class
     ...........................................................................

                                                                                Year Ended December 31,              Period Ended
                                                                     ---------------------------------------------   December 31,
                                                                           1999              1998           1997        1996*
     ------------------------------------------------------------------------------------------------------------------------------
     Per share data (for a share outstanding throughout each period):
     Net asset value -- beginning of period ..........................    $  10.16         $  10.01        $ 10.01     $  10.00
                                                                          --------         --------        -------     --------
     Income from investment operations# --
       Net investment income[sec] ....................................    $   0.54         $   0.55        $  0.62     $   0.25
       Net realized and unrealized gain (loss) on investments ........       (0.31)           (0.01)         (0.01)        0.01
                                                                          --------         --------        -------     --------
         Total from investment operations ............................    $   0.23         $   0.54        $  0.61     $   0.26
                                                                          --------         --------        -------     --------
     Less distributions declared to shareholders --
       From net investment income ....................................    $  (0.58)        $  (0.38)       $ (0.60)    $  (0.25)
       From net realized gain on investments .........................          --            (0.01)         (0.01)          --
       In excess of net investment income ............................          --            (0.00)+++         --           --
       From paid-in capital ..........................................       (0.00)+++           --             --           --
                                                                          --------         --------        -------     --------
         Total distributions declared to shareholders ................    $  (0.58)        $  (0.39)       $ (0.61)    $  (0.25)
                                                                          --------         --------        -------     --------
     Net asset value -- end of period ................................    $   9.81         $  10.16        $ 10.01     $  10.01
                                                                          --------         --------        -------     --------
     Total return ....................................................        2.26%            5.42%          6.08%        2.61%++
     Ratios (to average net assets)/Supplemental data[sec]:
       Expenses## ....................................................        1.00%            1.03%          1.02%        1.03%+
       Net investment income .........................................        5.16%            5.34%          6.13%        6.61%+
     Portfolio turnover ..............................................         103%              94%           167%         109%
     Net assets at end of period (000 omitted) .......................    $  2,235         $  1,826        $   701     $    523

     [sec]  Subject to reimbursement by the Series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series' operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee not greater than 0.45% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income and the ratios would have been:

     Net investment income .........................................      $   0.39         $   0.38        $  0.10     $   0.01
     Ratios (to average net assets):
       Expenses## ..................................................          2.48%            2.64%          6.20%        7.55%+
       Net investment income .......................................          3.68%            3.73%          0.95%        0.09%+

     ---------
     * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
     +    Annualized.
     ++   Not annualized.
     +++  Per share amount is less than $0.01.
     #    Per share data are based on average shares outstanding.
     ## Ratios do not reflect expense reductions from certain expense offset arrangements.

----------                                               -----------------------
Appendix A                                               Limited Maturity Series
----------                                               -----------------------

(>)  Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Limited Maturity Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


   Symbols               X permitted              -- not permitted
------------------------------------------------------------------
  Debt Securities
   Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    X
    Corporate Asset-Backed Securities                            X
    Mortgage Pass-Through Securities                             X
    Stripped Mortgage-Backed Securities                          X
   Corporate Securities                                          X
   Loans and Other Direct Indebtedness                          --
   Lower Rated Bonds                                            --
   Municipal Bonds                                              --
   Speculative Bonds                                             X
   U.S. Government Securities                                    X
   Variable and Floating Rate Obligations                        X
   Zero Coupon Bonds, Deferred Interest Bonds and PIK
    Bonds                                                        X
  Equity Securities                                             --
  Foreign Securities Exposure
   Brady Bonds                                                   X
   Depositary Receipts                                          --
   Dollar-Denominated Foreign Debt Securities                    X
   Emerging Markets                                              X
   Foreign Securities                                           --
  Forward Contracts                                             --
  Futures Contracts                                              X
  Indexed Securities/Structured Products                         X
  Inverse Floating Rate Obligations                             --
  Investment in Other Investment Companies
   Open-End Funds                                                X
   Closed-End Funds                                              X
  Lending of Portfolio Securities                                X
  Leveraging Transactions
   Bank Borrowings                                              --*
   Mortgage "Dollar-Roll" Transactions                          --*
   Reverse Repurchase Agreements                                --*
  Options
   Options on Foreign Currencies                                --
   Options on Futures Contracts                                  X
   Options on Securities                                         X
   Options on Stock Indices                                     --
   Reset Options                                                --
   "Yield Curve" Options                                        --
  Repurchase Agreements                                          X
  Restricted Securities                                          X
  Short Sales                                                   --
  Short Sales Against the Box                                   --
  Short Term Instruments                                         X
  Swaps and Related Derivative Instruments                       X
  Temporary Borrowings                                           X
  Temporary Defensive Positions                                  X
  Warrants                                                      --
  "When-Issued" Securities                                       X

*May be changed only with shareholder approval.

MFS[RegTM] VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated May 1, 2000, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, ext. 3500
      Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


      The trust's Investment Company Act file number is 811-8326








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